EXHIBIT 12(b)

                  CERTIFICATION PURSUANT TO RULE 30A-2(a) UNDER
             THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Matthew Kelmon, President & Chief Executive Officer of Kelmoore Strategic Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  October 26, 2004              /s/ Matthew Kelmon
     ----------------------          -------------------------------------------
                                     Matthew Kelmon, President & Chief Executive
                                     Officer
                                     (principal executive officer)


I, Tamara Beth Wendoll, Secretary & Treasurer of Kelmoore Strategic Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  October 26, 2004               /s/ Tamara Beth Wendoll
     ----------------------           ------------------------------------------
                                      Tamara Beth Wendoll, Secretary & Treasurer
                                      (principal financial officer)